UNITED STATES BANKRUPTCY COURT				Exhibit 99.1
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 9/30/2008 to 10/31/2008

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address		Attorney's Address
and Phone Number		and Phone Number

P.O. Box 17296		191 Peachtree St.
Stamford, Ct 06907		Atlanta, GA 30303
Tel: (203) 329-8412		Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from September 30, 2008 thru October 31, 2008

Opening Cash Balance -9/30/08	$ 1,059

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	1
Total Inflows	1
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	0	0
Consulting Fees	20	20
Lockbox Fees	0	0
Supplies & Misc
Rent	1	1
Insurance	60	60
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	15	15
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	97	97

Net Cash Flows	(97)

Closing Cash Balance	$ 962

Amount of Cash Balance in Reserve for
Classes 8 -12

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from September 30, 2008 thru October 31, 2008
Amounts in $000's

Accounts Receivable at Petition Date:	$75,200

Beginning of Month Balance* - Gross	$13,476	(per 9/30/08 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$13,476	(per 10/31/08 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to
	customers subsequent to the June 11, 2002 petition date.

	AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$ -	$ -	$ 111	$ 111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from September 30, 2008 thru October 31, 2008
Amounts in $000's

See attached System Generated A/P reports as of 10/31/2008(Attachments 2A and 2B).

Beginning of Period Balance	$60	(per 9/30/08 G/L)
PLUS: New Indebtedness Incurred	67
LESS: Amounts Paid on A/P& taxes	(67)

End of Month Balance	$60	(per 10/31/08 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of October 31, 2008

	Type	Date	Amount	Balance
AT&T				0.00
	Bill	10/13/2008	10.60	10.60
	Bill Pmt -Check	10/13/2008	-10.60	0.00
	Bill	10/26/2008	147.77	147.77
	Bill Pmt -Check	10/26/2008	-147.77	0.00
Total AT&T			0.00	0.00

epiq Systems				0.00
	Bill	10/26/2008	407.38	407.38
	Bill Pmt -Check	10/26/2008	-407.38	0.00
Total epiq Systems			0.00	0.00

Iron Mountain Off-Site Data Protection				0.00
	Bill	10/13/2008	556.50	556.50
	Bill Pmt -Check	10/13/2008	-556.50	0.00
Total Iron Mountain Off-Site Data Protection			0.00	0.00

JPMorgan Chase				0.00
	Bill	10/26/2008	412.97	412.97
	Bill Pmt -Check	10/26/2008	-412.97	0.00
Total JPMorgan Chase			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	10/13/2008	83.88	83.88
	Bill	10/13/2008	0.00	83.88
	Bill	10/13/2008	450.30	534.18
	Bill Pmt -Check	10/13/2008	-534.18	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

Mesirow Financial Systems				0.00
	Bill	10/01/2008	60,000.00	60,000.00
	Bill Pmt -Check	10/03/2008	-60,000.00	0.00
Total JPMorgan Chase			0.00	0.00

U.S. Trustee Program Payment Center				0.00
	Bill	10/26/2008	325.00	325.00
	Bill Pmt -Check	10/26/2008	-325.00	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00

TOTAL			0.00	0.00

	new bills		62,394.4
	new payments		-62,394.4

Exhibit 2B

The New Power Company
Unpaid Vendor Balance Detail
As of October 31, 2008

Name	Balance

Franchise Tax Liability	55,465.82
Payroll Tax Liablility	4,168.14
59,633.96

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from September 30, 2008 thru October 31, 2008
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 9/30/08 G/L)
PLUS: Inventrory Purchased	-
LESS: Inventory Used or Sold	-

End of Month Balance	$-	(per 10/31/08 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	10/01/2008-10/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$63,047.50
Total Deposits	$100,000.00	Transfer In from Money Market
Total Payments	$93,377.89	Includes transfer to Manual Checking of $11,308.49
Closing Balance	$69,669.61
Service Charges

Electronic Payments issued this Period		EP40
Last Payment issued this Period		EP 45
Total # of payments this Period		69

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	10/01/2008-10/31/2008

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$996,400.17
Total Deposits	$619.49	Interest Income
Total Payments	$103,931.76	Payroll Taxes and $100k transfer to Concentration Account
Closing Balance	$893,087.90
Service Charges	$-

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	10/01/2008-10/31/2008

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$11,308.49	Transfer from Concentration
Total Payments	$11,308.49
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period		201242
Last Check issued this Period		201244
Voided Checks
Total # of checks issued this Period		3

The New Power Company Transactions by Account As of October 31, 2008	Exhibit 5

Date	Num	Name	Amount
10/03/2008	EP46	Mesirow Financial Services	60,000.00
10/13/2008	EP40	AT&T	10.60
10/13/2008	EP41	Iron Mountain Off-Site Data Protection	556.50
10/13/2008	EP42	Kaster Moving Co. Inc.	534.18
10/13/2008	201242	CT Commissioner of Revenue Services	504.16
10/13/2008	wire	United States Treasury	3,931.76
10/14/2008	test	QuickBooks Payroll Service	0.45
10/14/2008	test	QuickBooks Payroll Service	0.37
10/15/2008	201243	M. Patricia Foster	3,388.82
10/26/2008	EP43	AT&T	147.77
10/26/2008	EP44	epiq Systems	407.38
10/26/2008	EP45	JPMorgan Chase	412.97
10/26/2008	201244	U.S. Trustee Program Payment Center	325.00
10/30/2008	dir dep	QuickBooks Payroll Service	3,524.12
			73,744.08

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from September 30, 2008 thru October 31, 2008
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	4.4
Connecticut State Tax	1.1

Taxes Owed and Due

Payroll Tax Liability	4.2

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from September 30, 2008 thru October 31, 2008
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 10/01/08 - 10/31/08
Payments are in gross amts

	Title	Amount	Date	Type

M. Patricia Foster	President & CEO	$5,208.33	10/15/2008	Salary for pay period 10/01 -10/15
		$5,208.33	10/31/2008	Salary for pay period 10/16 -10/31

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from September 30, 2008 thru October 31, 2008

none